Investor Presentation November 2023 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022, in our subsequent periodic filings with the Securities and Exchange Commission and in our Quarterly Reports on Form 10-Q, particularly in Item 1A. Risk Factors. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (2) our ability to attract and retain consumers and insurance providers using our marketplace; (3) our dependence on our relationships with insurance providers with no long-term contracts; (4) our reliance on a small number of insurance providers for a significant portion of our revenue; (5) our dependence on revenue from automotive insurance providers for a significant portion of our revenue and those automotive insurance providers’ exposure to risks related to the automotive insurance industry; (6) our ability to attract consumers searching for insurance, including through search engines, display advertising, email and social media; (7) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and our ability to successfully monetize them; (8) our anticipated growth and growth strategies and our ability to effectively manage that growth; (9) our ability to maintain and build our brand; (10) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (11) our reliance on our third-party service providers; (12) the impact of competition in our industry and innovation by our competitors; (13) our ability to hire and retain necessary qualified employees to expand our operations; (14) the impact of our recent restructuring and anticipated costs savings and operational efficiencies; (15) our increased reliance on acquiring quote requests from third-party sources; (16) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business; (17) failure to maintain an effective system of internal controls necessary to accurately report our financial results and prevent fraud; and (18) the future trading prices of our Class A common stock. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. The information concerning our industry contained in this presentation is based on our general knowledge of and expectations concerning the industry. The Company’s market position, market share and industry market size are based on estimates using our internal data and estimates, data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We have not independently verified data from these sources and cannot guarantee their accuracy or completeness. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

Extensive distribution channels with Carriers and Local Agent Network3 Asset-Light model well positioned for recovery of the auto insurance market Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary Tech and Data Extensive Distribution Attractive Business Model Leading Property and Casualty1 (”P&C”) online insurance marketplace providing compelling benefits for consumers and insurance providers $171b in annual insurance distribution spend in the early phases of shifting online provides multi-year tailwind2 Proprietary platforms built on highly integrated machine learning assets support rapid growth and drive network effects Includes auto, home, renters and other related insurance products Source: S&P Global Market Intelligence, Insider Intelligence and Company estimates. Includes commissions and advertising spend of broader insurance including P&C, Life, and Health markets as of 2021 Also referred to as 3rd party agent network

Company Overview

Company Snapshot

- One of the insurance industry's largest online customer acquisition and distribution platforms
- Highly scalable, data proprietary platform leveraging 2.5b+ consumer data points amassed over a decade[1]
- "Hybrid Marketplace" with extensive distribution: ~75 carriers and ~7,000 3rd party local agents
- Diversified distribution model serving consumers and providers across multiple P&C insurance markets
- Founded in 2011 with headquarters in Cambridge, MA; IPO in summer 2018

Compelling Value Proposition

Providers: efficiently acquire consumers
- Large volume of **high intent consumers**
- **Higher ROI** from target-based consumer attributes
- Opportunity to acquire consumer **referrals**

Consumers: saving time and money
- Single destination for **P&C insurance needs**
- **Personalized** shopping experience
- Provide **multiple** quotes, fitting the consumer's needs

1. Source: estimated using Company data through 2022

EVERQUOTE
5

Large & Expanding TAM

U.S. Insurance Market: Distribution Spend[1]


$171b
Total Market
$10.5b
Total Digital Advertising Spend

Highlights[2]

<1%
Estimated share of Total Distribution Spend Market

~4%
Estimated share of Digital Advertising Spend Market

~13%
Estimated Digital Advertising Spend Growth[3]

Growth Drivers

Continued shift of **consumer time spent online**

Continued shift of **acquisition spend online**

Continued shift to **digitization of insurance products and workflows**

EVERQUOTE

1. Source: S&P Global Market Intelligence, Insider Intelligence and Company estimates. Includes commissions and advertising spend of individual insurance market including P&C, Life, and Health markets as of 2021
2. Market share based on EverQuote's FY 2022 revenue, which was $404 million
3. Estimated compound annual growth rate for 2021 to 2024. Source: Insider Intelligence

6

The Customer Journey

Customer Acquisition → **Consumer Routing** → **Distribution**

Traffic Channels

- SEM
- Performance Media
- Calls
- Clicks
- Partnerships
- Other[1]

Consumer Arrival

Provider Matching

Alignment

Bidding

Performance

Provider Engagement

Enterprise Distribution

Carriers

Agent Distribution

Local Agent Network[2]

Representative Carriers[3]

Allstate

American Family Insurance

Farmers Insurance

Liberty Mutual

Nationwide

Progressive

StateFarm

USAA

EVERQUOTE

1. Other includes organic search, direct-to-site, partner exchange & other traffic sources
2. In addition to the 3rd party agent network, EverQuote has a small 1st party agent presence
3. Based on Company data & representative of the insurance provider partners on the platform as of September 30, 2023

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Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Highly integrated machine learning and data assets to support growth of all verticals Over 2.5b Consumer Submitted Data Points Since Inception1 Source: estimated using Company data through 2022

The State of the Auto Insurance Market Late Summer 2021 Auto Insurance Downturn Begins Current Outlook Cost of claims rises rapidly due to higher used car values, increased cost to repair and overall accident severity Auto carriers continue raising rates to restore adequate profitability; progress varies considerably by carrier and state Carriers are unable to adjust and implement rates quickly due to regulatory process and policy renewal cycles Carriers face elevated claims and combined ratios; pull back significantly on consumer acquisition spend Exact timing of the auto recovery remains uncertain; anticipated improvements in 2024 Cost of claims show some signs of stabilization, however, loss pressures persist

Significant capital and scale would have been required to effectively compete in a highly regulated and increasingly unpredictable health insurance market2 Exit of Health Insurance Vertical in 2023 Restructuring Sale of Health Vertical Assets3 Strengthened Balance Sheet3 Strategic Exit of Health1 Completed sale of health insurance vertical assets, including commissions receivable, on August 1, 2023 Sale of health insurance vertical assets resulted in cash proceeds of $13.2m Exiting of the health insurance vertical was approved by the Board of Directors on June 30, 2023, and announced publicly on July 6, 2023 The health insurance vertical accounted for less than 10% of Revenue in FY22 Sale of select assets of the health insurance vertical completed on August 1, 2023, and announced publicly on August 7, 2023. Increased strategic focus on our most differentiated assets to extend competitive moat Streamlined operations to improve financial performance

Strategic Focus Following 2023 Restructuring[1]

Asset-Light Model	Streamlining business around the most capital efficient and high ROI parts of EVER's operations
Traffic Scale and Technology	Drive greater value for carriers and agents by leveraging proprietary data, machine learning capabilities and expanding AI applications
Positioned for Auto Recovery	Expect to drive significant Adjusted EBITDA expansion when auto insurance market recovers

1. June 16, 2023, EverQuote announced restructuring that eliminated ~30% of our positions

EVERQUOTE

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Financial Overview Revenue ($m) Summary Auto carrier recovery is expected to drive a significant rebound to revenue growth Potential for incremental improvement in VMM % from traffic optimization and product expansion Adjusted EBITDA margin expected to “snapback” to pre-downturn levels when auto insurance market substantially recovers Note: Auto insurance market downturn began in the late summer of 2021 Note: Historical financials include health insurance vertical financials, which was exited on June 30, 2023. The health insurance vertical accounted for less than 10% of Revenue in FY22 Adjusted EBITDA ($m) Variable Marketing Margin ($m)

Revenues by Vertical Q1 2022 – Q3 2023 Revenue ($m) Summary Following our exit of the Health insurance vertical, our revenue from Other1 vertical significantly declined Starting in Q3 2023, EVER is reporting two main verticals - Auto and Home/Renters EVER’s Q3 2023 revenue totaled $55.0m of which 98.1% was Auto and Home/Renters revenue Home/Renters revenue has grown 51.4% from Q3 ‘22 to Q3 ’23 EVER’s Q3 2023 LTM revenue totaled $320.5m of which 89.7% was Auto and Home/Renters revenue $110.7 $101.9 $88.3 $103.2 $109.2 $68.0 $55.0 EVER exits Health Insurance Vertical Total: Other consists of life, health and other insurance verticals. The health insurance vertical was exited on June 30, 2023.

Multiple Levers to Drive Future Growth Attract More Consumers Explore Acquisition Opportunities Increase Provider Coverage & Budget Deepen Consumer & Provider Engagement Grow Core Verticals

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Net loss ($24,416) ($19,434) ($11,202) ($7,117) ($13,791) ($5,070) Stock-based compensation $28,986 $30,020 $24,179 $12,721 $7,121 $1,860 Depreciation & amortization $5,848 $5,072 $3,350 $2,186 $1,341 $1,360 Legal settlement - - - $1,227 - - Acquisition-related costs/earnout ($4,135) $1,065 $2,258 - - - Severance under a plan - 440 - - - - Interest (income) expense, net ($349) ($37) (189) ($669) (121) 381 Provision for (benefit from) income taxes - ($2,510) - - - - Adjusted EBITDA $5,934 $14,616 $18,396 $8,348 ($5,450) ($1,469) ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Net loss ($29,217) ($13,193) ($2,529) ($8,494) ($6,451) Stock-based compensation $5,479 $6,007 $6,509 $6,623 $7,233 Depreciation & amortization $2,251 $1,463 $1,407 $1,522 $1,410 Legal settlement - - - - - Acquisition-related costs/earnout - ($37) ($113) $632 ($96) Restructuring and Other Charges $19,757 3,832 - - - Interest (income) expense, net ($411) ($271) ($187) ($191) ($113) Provision for (benefit from) income taxes $236 $78 $286 - - Adjusted EBITDA ($1,905) ($2,121) $5,373 $92 $1,983 ($ in Thousands)